Exhibit 32.1

Certification by the President – Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Martin L. Heger, President – Chief Executive Officer of the Federal Home Loan Bank of Indianapolis certify that, to the best of my knowledge:

1.        The Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2006 (“Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act 0f 9134; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  June 5, 2006

By: /s/ MARTIN L. HEGER

Name: Martin L. Heger

Title: President – Chief Executive Officer